September 2017 Delek US Holdings, Inc. Investor Presentation

Disclaimers 2 Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; collectively with Delek US, defined as “we”, “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the post-merger integration and transition plan with Alon USA Energy Inc. (“Alon”), synergies, opportunities, anticipated future performance and financial position, and other factors. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US and Alon, risks related to disruption of management time from ongoing business operations due to the integration implementation, the risk that any announcements relating to the integration could have adverse effects on the market price of Delek US' common stock, the risk that the transaction could have an adverse effect on the ability of Delek US and Alon to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, uncertainty related to timing and amount of future share repurchases and dividend payments, risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics each believe that the presentation of EBITDA, distributable cash flow and distribution coverage ratio provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Investment Highlights (1) Based on price per common share as of close of trading on September 21, 2017. (2) Annualized dividend based on quarterly dividend for quarter ended June 30, 2017. (3) Currently 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US. 3 •Current Price: $25.45/share (1) •Market Capitalization: $2.1 billion (1) •NYSE: DKL: Own 63.5%, including 2% GP(3) •NYSE: ALDW: Own 81.6% of LP units and 100% of GP Overview (NYSE: DK) • Historically grown through acquisitions •Proven ability to acquire assets at the right time in the cycle •Experience in improving asset base to increase performance •Goal has been to double in size every five years Growth Oriented •Closed on July 1, 2017 •Purchased the remaining 53% ownership that DK did not already own in an all stock transaction; exchange ratio 0.5040 share of DK for each share for ALJ •Doubled the size of the organization Alon Acquisition • June 30, 2017 balance sheet • Delek US: $572.3 million of cash; $822.5 million of debt • Alon: $215.3 million of cash; $564.8 million of debt •Combined projected capitalization $787.6 million cash and $599.7 million net debt Flexible Financial Position to Support Growth

Integrated Company with Asset Diversity and Scale Strategically Located Assets with Permian Basin Exposure 4 Retail • Approximately 300 stores • Southwest US locations • Largest licensee of 7- Eleven stores in the US Asphalt • 14 asphalt terminals located in TN, OK, TX, WA, CA, AZ and NV • Largest asphalt supplier in CA and second largest asphalt supplier in TX Refining (1) • 302,000 bpd in total • El Dorado, AR • Tyler, TX • Big Spring, TX • Krotz Springs, LA • Own 81.6% of LP/100% of GP of ALDW, which owns Big Spring Logistics • 9 terminals • Approximately 1,250 miles of pipeline • 8.5 million bbls of storage capacity • West Texas wholesale • Joint venture crude oil pipelines: RIO / Caddo • Own 63.5%, incl. 2% GP, of DKL 1) California refineries have not operated since 2012. Renewables Approx. 61m gallons Biodiesel: • Crossett, AR • Cleburne, TX Renewable Diesel/Jet: • California

Alon transaction was completed on July 1 Acquisition of Alon Provides Platforms to Create Additional Value 5 • Integration of organizations began on July 1 •Target $95 million of annual synergies in 2018; Combination of corporate, cost of capital, operations, commercial Opportunity to Create Synergies •Ability to unlock logistics value through partnering with DKL •Approximately $78 million of EBITDA for future potential dropdowns •Provide potential growth to DKL and cash to Delek US Unlock Value of Logistics Assets •Krotz Springs, LA refinery – evaluate crude transportation costs, unit improvement options (Alky unit) and go-to-market strategy •California assets – explore opportunities to derive value •Big Spring, TX refinery – review opportunities to improve operations and partnering with DKL for logistics support Improve Operations •Refining, retail and logistics asset located in the area •Approx. 200,000 bpd of Permian Basin crude access in system •Ability to partner with DKL for future logistics growth Expand Permian Position

System with Over 300,000 bpd of Crude Throughput Capacity (~69% Permian Basin Based) Refining System with Permian Based Crude Slate 6 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.97/bbl (2015); contango of $1.25/bbl (2016); contango of $1.00 (1Q17); $0.18 (2Q17); $0.24 (3Q17), $0.45 (4Q17); $0.14 (1Q18), $0.13 (2Q18) and $0.17 (3Q18). Source: Argus – Sept. 21, 2017; NYMEX futures prices. 2) TPH Research; Crude slate - TSO includes WNR acquisition; WNR includes 100% of NTI; PBF includes both Chalmette & Torrance Permian Crude Access as % of Crude Slate (2) 69% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f cr u d e sl at e -$7.00 -$6.00 -$5.00 -$4.00 -$3.00 -$2.00 -$1.00 $0.00 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 1Q 1 7 A 2Q 1 7 A 3Q 1 7 A 4Q 1 7 E 1Q 1 8 E 2Q 1 8 E 3Q 1 8 E S p er b b l. WTI Midland vs WTI Cushing, $/bbl (1) Tyler, Texas • 75,000 bpd crude throughput • 8.7 complexity • Light crude refinery • Permian Basin and east Texas sourced crude El Dorado, Arkansas • 80,000 bpd crude throughput • 10.2 complexity • Flexibility to process medium and light crude • Permian Basin, local Arkansas, east Texas and Gulf Coast crudes Big Spring, Texas • 73,000 bpd crude throughput • 10.5 complexity • Process WTI and WTS crude • Located in the Permian Basin Krotz Springs, Louisiana • 74,000 bpd crude throughput • 8.4 complexity • Permian Basin, local and Gulf Coast crude sources Permian Access of approximately 207,000 barrels per day/75 million barrels per year; $1/bbl change in differential is approximate $75 million of EBITDA  Largest exposure to Permian crude of the independent refiners as percentage of crude slate

Delek US System has approximately 207,000 bpd of Midland crude access Midland crude oil price differential trends improving 7 1) Differential source: Argus – September 21, 2017; NYMEX futures prices. -$6.00 -$4.00 -$2.00 $0.00 $2.00 $4.00 $6.00 Jan -1 5 M ar-1 5 M ay-1 5 Ju l-1 5 Se p -1 5 N o v-1 5 Jan -1 6 M ar-1 6 M ay-1 6 Ju l-1 6 Se p -1 6 N o v-1 6 Jan -1 7 M ar-1 7 M ay-1 7 Ju l-1 7 Se p -1 7 S p er b b l. WTI Midland vs Mars, $/bbl (1) -$2.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 Jan -1 5 M ar-1 5 M ay-1 5 Ju l-1 5 Se p -1 5 N o v-1 5 Jan -1 6 M ar-1 6 M ay-1 6 Ju l-1 6 Se p -1 6 N o v-1 6 Jan -1 7 M ar-1 7 M ay-1 7 Ju l-1 7 Se p -1 7 S p er b b l. WTI Midland vs Maya, $/bbl (1) -$12.00 -$10.00 -$8.00 -$6.00 -$4.00 -$2.00 $0.00 Jan -1 5 M ar-1 5 M ay-1 5 Ju l-1 5 Se p -1 5 N o v-1 5 Jan -1 6 M ar-1 6 M ay-1 6 Ju l-1 6 Se p -1 6 N o v-1 6 Jan -1 7 M ar-1 7 M ay-1 7 Ju l-1 7 Se p -1 7 S p er b b l. WTI Midland vs Brent, $/bbl (1)  Light – Heavy crude differential has narrowed during 2017  WTI Midland spread to Mars and Maya has compressed  Midland versus Brent has widened  In recent trading the differential reached approximately $6.00/bbl  Delek US crude slate is weighted to Midland crude and light product prices are based on Gulf Coast indices

Operational Review - Hurricane Harvey Delek US has an Inland refining system with Gulf Coast based pricing  Delek US refining system was operational through Hurricane Harvey  August utilization was approximately 90% of crude throughput capacity (302,000 bpd)  September utilization close to capacity  Crude Oil  Delek US system primarily based on Midland sourced supply (approx. 200,000 bpd access)  West Texas Gulf pipeline continued to operate supplying Tyler and El Dorado; Big Spring is located in Permian Basin  Managed supply into Krotz Springs based on barge availability allowing continued operations during the storm affected period  Light Products  Delek US system light product pricing based on Gulf Coast basis  Strong demand in Delek US market areas  Colonial Pipeline was shutdown south of Krotz Springs refinery in early September during the storm affected period  Krotz Springs was able to continue shipping on the Colonial into Southeast U.S. during that time period 8

1) Wolfe Research, “U.S. E&Ps – Changing the Game” 6/17/17, 30% Pre-Tax IRR, single well breakeven based on flat natural gas of $3.00/MMbtu; regional basis differential and transport costs and approximate 25% royalty. 2) EIA production data through August 14, 2017, Drilling Productivity Report; Baker Hughes rig count as of August 28, 2017. 3) WTI spot price as of September 21, 2017. 4) Simmons & Co. research report, “Global Macro Oil Update: Contemplating a Wide Range of Potential Outcomes”, Drillinginfo, RigData, Company Reports/Filings, EIA, - August 22, 2017. 9 Crude Oil Production Grew Despite Rig Decline (2) Permian Basin Estimated Breakeven Crude Oil Price(1) $39.00 $40.10 $41.10 $41.50 $41.80 $43.60 $43.80 $43.90 $44.20 $45.60 $45.70 $45.90 $48.30 $48.40 $49.10 $49.50 $51.00 $52.00 $55.30 $59.20 $63.60 $- $10 $20 $30 $40 $50 $60 $70 Lower Sprayberry - N Midland Stack - Oil Window Upper Wolfcamp - N Midland Upper Wolfcamp - C Reeves Upper Wolfcamp - S Midland Upper Wolfcamp - New Mexico Bakken - Core McKenzie Upper Wolfcamp - S Reeves Eagle Ford - Oil Window Niobrara - Middle Core XRL SCOOP -- Springer Eagle Ford - Condensate Bone Spring - NM Jo Mill - N Midland Middle Sprayberry - N Midland Niobrara - Middle Core MRL STACK - Condensate SCOOP - Condensate Lower Wolfcamp - C Reeves Cline - N Midland SCOOP - Oil Window - 1,000 2,000 3,000 Jan-07 Jul-08 Jan-10 Jul-11 Jan-13 Jul-14 Jan-16 Jul-17 0 200 400 600 A cti ve R ig C o u n t Rig Count Oil Prod. (MBbl/d) Permian WTI $50.55 (3) Production continued to grow through the downturn in crude oil prices; Improved Efficiencies Permian Basin Attractive Drilling Economics Support Growth Permian Basin Crude Oil Production Growth (4) 0 2,000 4,000 2009 2011 2013 2015 2017E 2019E In 0 0 0 b p d WTI $/bbl (2) $- $50 $100 $150 Jan-0 7 A p r-0 7 Ju l-0 7 O ct -0 7 Jan-0 8 A p r-0 8 Ju l-0 8 O ct -0 8 Jan-0 9 A p r-0 9 Ju l-0 9 O ct -0 9 Jan-1 0 A p r-1 0 Ju l-1 0 O ct -1 0 Jan-1 1 A p r-1 1 Ju l-1 1 O ct -1 1 Jan-1 2 A p r-1 2 Ju l-1 2 O ct -1 2 Jan-1 3 A p r-1 3 Ju l-1 3 O ct -1 3 Jan-1 4 A p r-1 4 Ju l-1 4 O ct -1 4 Jan-1 5 A p r-1 5 Ju l-1 5 O ct -1 5 Jan-1 6 A p r-1 6 Ju l-1 6 O ct -1 6 Jan-1 7 A p r-1 7 Ju l-1 7 cu rr e n t

Permian Basin Estimated Takeaway/Production Balance Current pipeline takeaway capacity adequate, but production growth may tighten balance 10 Chart Source: Simmons & Company research, August 22, 2017 “Global Macro Oil Update: Contemplating a Wide Range of Potential Outcomes”. Provided for illustrative purposes to show potential balance. Based on exit rate Permian production. Actual results will vary based on market conditions, timing of projects, production levels, etc.  Additional factors to consider:  A pipeline utilization rate of 85% to 90% should be applied to capacity to account for operating rates  Transportation cost becomes a key consideration in decision to ship when MVCs expire on pipelines 0 1,000 2,000 3,000 4,000 5,000 6,000 YE 1 0 YE 1 1 YE 1 2 YE 1 3 YE 1 4 YE 1 5 YE 1 6 Q 1' 17 Q2' 17 Q3' 17 E Q4' 17 E Q 1' 18 E Q2' 18 E Q3' 18 E Q4' 18 E Q1' 19 E Q2' 19 E Q3' 19 E Q4' 19 E Q1' 20 E Q2' 20 E Q3' 20 E Q4' 20 E 0 0 0 b ar re ls p er d ay PAA Cactus II Buckeye-S TX Gateway PAA Delaware to Cushing (Sunrise Exp) PAA Permian to Cushing Epic Permian to Corpus EPD Midland to Sealy PAA Cactus (Exp.) SXL Permian Express 3 MMP/PAA Bridgetex (Exp.) Permian Longview/ LA Ext.(PELA) PAA Cactus SXL Permian Express 2 MMP/PAA Bridgetex MMP Longhorn Amdel West Texas Gulf Centurion Basin Refining SCI Crude Production Forecast Existing Under Construction Potential Projects

Logistics Assets Positioned for Growth

Increased Drop Down Inventory Creates Platform to Support Logistics Growth 12 Ability to Partner with DKL • Delek Logistics Partners provides platform to unlock logistics value • Increased access to Permian and Delaware basin through presence of Big Spring refinery • Improves ability to develop crude oil gathering and terminalling assets 1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. 2) Based on 7x multiple. Assumed for illustrative purposes. Will vary based on market conditions and valuations at the time of the dropdown of each asset. 3) Please see page 23 for a reconciliation of EBITDA. Strong EBITDA Growth Profile Supporting Distribution Growth (1) $101 $12 $34 $32 $179 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 LTM DKL EBITDA 6/30 Asphalt Drop down Inventory Big Spring Drop Down Inventory Krotz Springs Drop Down Inventory Total EBITDA Potential • Drop downs, excluding Krotz Springs, create significant cash flow to Delek • $42-$50m EBITDA equates to ~$300-350m cash proceeds to DK (2) • Provides visibility for continued DKL LP double digit distribution growth • Significant GP benefits Dropdown Items from Alon Acquisition Estimated EBITDA ($ million / year) Asphalt Terminals $11-13 Big Spring Asphalt Terminal $9-11 Big Spring assets $8-10 Big Spring Wholesale Marketing $14-16 Total Excluding Krotz Springs $42-50 Krotz Springs assets $30-34 Total $72-84 (3) ($ in millions) Note: based on DKL LTM EBITDA + potential dropdowns

NY008LRP - 912119_1.wor -L r - r- rLL P 912119_1.wo San Angelo Fort Worth Dallas Waco Tyler Shreveport Monroe El Dorado Beaumont New Orleans Little Rock Memphis Brentwood Nashville Knoxville Abilene Big Spring Krotz Springs NY008LRP - 912119_1.wor - rL 1.P 912119_ SALA GATHERING SYSTEM AR LA Magnolia El Dorado  ~765 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR  Storage facilities with 7.3 million barrels of active shell capacity  Rail Offloading Facility Pipelines/Transportation Segment  Wholesale and marketing business in Texas  9 light product terminals: TX, TN, AR  Approx. 1.2 million barrels of active shell capacity Wholesale/Terminalling Segment 13 Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers (NY008LRP) 912119_1.wor1. r) 912119 rr) 912119 1.1.) 912119(NY008LRP _ o EAST TEXAS LOGISTICS SYSTEM Mt. Pleasant Big Sandy Longview Kilgore Henderson Tyler DELEK THIRD-PARTY ASSETS Enterprise Pipeline (Product) Delek US Refinery DELEK LOGISTICS (DKL) Product Terminal Product Tank Farm Product Pipeline Corporate Headquarters Crude Tank Farm Crude Pipeline Third Party Terminal West Coast Asphalt Terminals (2)  Mojave, Phoenix, Elk Grove and Bakersfield NY008LRP - 912119_1.wor - .P rL - .- .P rP r008L 912119_1LY R - . o - . Paramount/ Long Beach Mojave CA Bakersfield Elk Grove Flagstaff Phoenix NV AZ (1) Includes approximately 240 miles of leased pipeline capacity. (2) DK assets acquired through the ALJ acquisition which creates potential for drop-down assets to DKL. Drop-down subject to Delek Logistics' conflicts committee review and approval. Product Terminal Asphalt Terminal

14 West Texas Wholesale Business Benefiting from Permian Activity 1) RINs gross margin benefit included in the 2013 west Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/Bbl, 2Q16 YTD gross margin included $2.8 million, or $1.15/Bbl, and YTD 2Q17 gross margin included $2.4 million, or $0.95/Bbl. 2) Source: Baker Hughes Drilling Rig report through July 28, 2017. 3) Simmons & Co. research report, “Global Macro Oil Update: Contemplating a Wide Range of Potential Outcomes”, Drillinginfo, RigData, Company Reports/Filings, EIA, - August 22, 2017. $7.2 $7.6 $8.5 $15.5 $14.0 $28.2 $8.0 $6.9 $2.5 $8.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 2011 2012 2013 2014 2015 2016 Q2'16 YTD Q2'17 YTD West Texas Wholesale and Marketing Gross Margin 13,377 Bbl/d 14,353 Bbl/d 15,493 Bbl/d 16,523 Bbl/d 18,156 Bbl/d 16,707 Bbl/d 16,357 Bbl/d 13.482 Bbl/d West Texas Wholesale and Marketing • Operates in an area around the Permian Basin • Purchases refined products from third parties for resale at owned and third party terminals in west Texas • Includes ethanol blending activity • Positioned to benefit from positive industry dynamics: • Drilling rig count has increased since May 2016, there are currently 379 rigs operating in the Permian Basin(2) • Improved efficiencies in the Permian Basin have benefitted rig production levels • Forecast for continued production growth • Current takeaway pipeline capacity is adequate • Potential for tight production/takeaway capacity in future (1) (1) (1) (1) ($ in millions) Substantial Increase in Permian Production Expected(3) 13.942 Bbl/d 13,257 Bbl/d (1) (1) 1,893 2,044 2,434 3,350 4,057 4,716 0 1,000 2,000 3,000 4,000 5,000 2009 2010 2011 2012 2013 2014 In 0 0 0 b p d

15 Delek US GP and IDR Ownership is in DKL in the high splits Future Potential Dropdowns to DKL Benefit Delek US Cash Flow Supports Long Term Distribution Growth at Delek Logistics Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0% • DKL Distribution was $0.705/unit for 2Q 2017 • DKL distribution growth target per LP unit of at least 10% annually through 2019 • Delek US Ownership: • 61.5% of LP Units • 2% GP Interest (1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 10% through 2019 per Delek Logistics guidance in 4Q16 earnings release. Growth based on declared amounts. Growth from 2019 to 2020 based on 10% per year. Delek US and affiliates own approximately 61% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics were to have a long term distribution growth of 10% per year.(1) Combination of all Alon logistic assets, including asphalt, could potentially support growth to 2020 $28.1 $33.1 $38.3 $42.7 $47.0 $51.7 $56.8 $1.9 $5.0 $12.4 $18.8 $25.7 $33.2 $41.6 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2014 2015 2016 2017E 2018E 2019E 2020E Distribution - LP Distribution - GP $ in millions 2016 – 2020E GP distribution CAGR +35%

DKL: Increased Distribution with Conservative Coverage and Leverage 16 Distribution per unit has been increased eighteen consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 MQD (1) 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Increased 88% through 2Q 2017 distribution 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 0.99x 0.90x 0.98x 1.07x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 Distributable Cash Flow Coverage Ratio (2)(3) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.83x 3.88x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Leverage Ratio (4) (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 28 for reconciliation. (3) 2Q17 based on total distributions payable on August 11, 2017. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.37x in 2015 Avg. 1.09x in 2016 Avg. 1.03x in 2017

Retail/ Wholesale System in Southwest Integrated wholesale marketing and retail network at Big Spring; complementary to DKL west Texas 17 Refineries Legend: Big Spring Krotz Springs Branded license agreement and payment card location Branded company-operated and distributor location Unbranded supply available Phoenix Tucson El Paso Abilene Wichita Falls Albuquerque DKL served terminals • Approximately 300 store retail system in Central/west Texas and New Mexico • Flexibility to sell product east and west of the refinery depending on market dynamics and can access the Phoenix and Tucson markets • Supplies ~635 branded sites, including substantially all of Alon’s retail sites • Marketing reach includes the west Texas wholesale business that serves terminals in San Angelo, Abilene, Odessa, and Aledo through DKL El Dorado Tyler

Robust Synergy Opportunity from DK/ALJ Combination 18 Expect to achieve run-rate synergies of approximately $85 - $105 million in 2018 Type Description Estimate Commercial • Logistics, purchase and trading benefits from a larger platform • $20-$35 m Operational • Sharing of resources across the platform; improved insurance and procurement efficiencies • $13-$15 m Cost of Capital • Benefit from Delek US’ financial position to reduce interest expense through refinancing efforts • $19-$20 m Corporate • Reducing the number of public companies; consolidating functions to improve efficiencies • $33-$35 m Corporate Cost of Capital Operational Commercial $85-$105 ($ in millions)

 At June 30, 2017 Delek US includes  $392 million of net debt at Delek Logistics (DKL)  Excluding DKL, Delek US’ net cash position was approximately $141.8 million Financial Strength and Flexibility for the Combined Company At June 30 approximately $790 million of cash 19 • Balance sheet should have financial flexibility to support: • Opportunity for cost of capital benefits from combination estimated to be approximately $20 million • Evaluation of organic growth opportunities of a larger company • Return cash to shareholders through dividends and share repurchases (1) Based on company filings as of 6/30/17. Projected Capitalization based on June 30, 2017 (1)

Capital Allocation Focused on Long-Term Value Creation

- **Focused on growing business, while maintaining financial flexibility**
  - Sold retail assets in Nov. 2016 for $535m [2]
  - Closed Alon transaction on July 1, 2017
- **Ability to improve asset base through capital investment**
  - 2017 includes $75.0 million for assets acquired in the Alon transaction
  - Evaluating potential for alky unit project at Krotz Springs
  - Future capital spending for Big Spring consent decree including approx. $60.0 million in 2017/2018 for CO Boiler
  - 2018 El Dorado Turnaround planning underway
- **Cash return to shareholders**
  - Regular dividend
  - $150 million DK share repurchase plan[3]
  - $30 million DKL limited partner unit repurchase plan[3]

Cash Balance ($MM) [1]



DK
ALJ
$40
$219
$590
$383
$430
$287
$689
$788
$215
$572
2010
2011
2012
2013
2014
2015
2016
2Q17

Dividends Declared ($/share)



Regular
Special
$0.15
$0.15
$0.15
$0.15
$0.33
$0.18
$0.15
$0.60
$0.39
$0.21
$0.95
$0.40
$0.55
$1.00
$0.40
$0.60
$0.60
$0.60
$0.60
$0.60
$0.60
$0.60
2009
2010
2011
2012
2013
2014
2015
2016
LTM 2Q17

Historical Capital Spending



($ in millions)
$88.6
$157.1
$213.6
$191.0
$46.3
$170.0
2012A
2013A
2014A
2015A
2016A
2017E

DK Share Repurchases ($MM)



$37
$75
$42
$6
2013
2014
2015
2016

1) Amounts prior to 4Q16 have been adjusted to remove cash associated the retail operations that were sold in November 2016. 2Q17 based on projected capitalization based on cash balances of Delek US and Alon USA as of that date.
2) Cash proceeds from retail sale before taxes. Estimated taxes paid in the first half of 2017.
3) These plans do not have expiration dates.

20

21 Complementary Logistics Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Long Term Shareholder Returns Financial Flexibility Permian Focused Refining System Questions and Answers An Integrated and Diversified Refining, Logistics and Marketing Company

Appendix

Non GAAP Reconciliations of Potential Dropdown EBITDA (1) 23 (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. Reconciliation of Forecasted Logistics Dropdown EBITDA to Forecasted Amounts under US GAAP Delek Logistics Partners LP ($ in millions) Forecasted Net Income Range 13.6$ 15.9$ Add: Depreciation and amortization expenses 33.6$ 39.2$ Add: Interest and financing costs, net 24.8$ 28.9$ Forecasted EBITDA Range 72.0$ 84.0$ Potential Dropdown Range

Delek US Focused on Growth through Acquisitions


2005 to 2007
2011 to 2012
2013 to Current
Assets Purchased
Crude Gathering
Crude Logistics
Refining
Product Logistics
Retail
2011 SALA Gathering Lion Oil acquisition
Increased Gathering East and West Texas
2011 Paline Pipeline $50 mm
2012 Nettleton Pipeline $12.3 mm
DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm
2005 Tyler refinery & related assets $68.1 mm(1)
2011 Lion refinery & related pipeline & terminals $228.7 mm(1)
2013 Biodiesel Facility $5.3 mm
2014 Biodiesel Facility $11.1 mm
2015 47% ownership in Alon USA
2017 Acquire rest of Alon USA
2006 Abilene & San Angelo terminals $55.1 mm
2012 Big Sandy terminal & pipeline $11.0 mm
2013 Tyler-Big Sandy Pipeline $5.7 mm
2013 North Little Rock Product Terminal $5.0 mm
2014 Mt. Pleasant System $11.1 mm (2)
2014 Frank Thompson Transport $11.9 mm
Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm
2011 - 2014 Building new large format convenience stores
2015 47% ownership in Alon USA
2016 Sold MAPCO for $535mm
2017 Acquired rest of Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refinery Segment | Logistics Segment | Retail Segment

24

25 Summary Organization Structure (1) As of June 30, 2017, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. Market cap based on share and unit prices on September 21, 2017. 94.6% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $728 million Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $2.1 billion 61.5% interest Alon USA Partners, LP NYSE: ALDW Market Cap: $701 million 81.6% interest

U.S. Refining Environment Trends

Refined Product Margins and WTI-Linked Feedstock Favor Delek US


Brent-WTI Cushing Spread Per Barrel (1)
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
LLS 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
Jan-10 … Sep-17

(1) Source: Platts; 2016 data is as of September 21, 2017; 5-3-2 crack spread based on HSD
(2) Crack Spreads: (+/-) Contango/Backwardation

26

Access to Midland Crudes Benefits Margins

WTI Midland vs. WTI Cushing Crude Pricing


($ per barrel)
$2.00
$0.00
($2.00)
($4.00)
($6.00)
($8.00)
($10.00)
($12.00)
($14.00)
Approx. 207,000 bpd of Midland crude in DK system
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17

Source: Argus – as of September 21, 2017

27

DKL: Reconciliation of Cash Available for Distribution 28 (1) Distribution based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. (2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Note: May not foot due to rounding and annual adjustments that occurred in year end reporting.

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	Forecast 9/30/13 (1)(2)(3)	1Q13 (4)	2Q13 (4)	3Q13 (4)	4Q13 (4)	2013 (4)	1Q14 (4)	2Q14	3Q14	4Q14	2014 (4)
Total Net Sales	**$797.1**	**$210.9**	**$230.1**	**$243.3**	**$223.1**	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**
Cost of Goods Sold	(721.8)	(187.9)	(208.0)	(218.2)	(197.3)	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)
Operating Expenses	(18.7)	(5.9)	(6.1)	(6.6)	(7.2)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)
Contribution Margin	**$56.6**	**$17.2**	**$16.1**	**$18.4**	**$18.6**	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**
Depreciation and Amortization	(9.3)	(2.4)	(2.4)	(2.6)	(3.4)	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)
General and Administration Expense	(7.7)	(1.7)	(1.1)	(1.8)	(1.7)	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)
Gain (Loss) on Asset Disposal	-	-	-	-	(0.2)	(0.2)	-	(0.1)	-	-	(0.1)
Operating Income	**$39.6**	**$13.1**	**$12.6**	**$14.0**	**$13.3**	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**
Interest Expense, net	(3.6)	(0.8)	(0.8)	(1.2)	(1.8)	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)
(Loss) Income from Equity Method Invesments											
Income Taxes	-	(0.1)	(0.1)	(0.3)	(0.2)	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)
Net Income	**$36.0**	**$12.2**	**$11.8**	**$12.5**	**$11.3**	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**
EBITDA:											
Net Income	$36.0	$12.2	$11.8	$12.5	$11.3	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0
Income Taxes	-	0.1	0.1	0.3	0.2	0.8	0.1	0.3	0.2	(0.5)	0.1
Depreciation and Amortization	9.3	2.4	2.4	2.6	3.4	10.7	3.4	3.5	3.7	3.9	14.6
Interest Expense, net	3.6	0.8	0.8	1.2	1.8	4.6	2.0	2.3	2.2	2.1	8.7
EBITDA	$48.9	$15.5	$15.0	$16.6	$16.7	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4

	1Q15 (5)	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16	4Q16	2016	1Q17	2Q17
Total Net Sales	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**	**$129.5**	**$126.8**
Cost of Goods Sold	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)	(92.6)	(85.0)
Operating Expenses	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)	(10.4)	(10.0)
Contribution Margin	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**	**$26.5**	**$31.8**
Depreciation and Amortization	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)	(5.2)	(5.7)
General and Administration Expense	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)	(2.8)	(2.7)
Gain (Loss) on Asset Disposal	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0	(0.0)	0.0
Operating Income	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**	**$18.5**	**$23.4**
Interest Expense, net	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)	(4.1)	(5.5)
(Loss) Income from Equity Method Invesments		(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)	0.2	1.2
Income Taxes	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)	(0.1)	(0.1)
Net Income	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**	**$14.6**	**$19.0**
EBITDA:												
Net Income	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8	$14.6	$19.0
Income Taxes	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	$0.1	($0.3)	0.1	0.1	0.1
Depreciation and Amortization	4.0	4.7	4.5	5.9	19.2	5.0	4.8	$5.4	$5.6	20.8	5.2	5.7
Interest Expense, net	2.2	2.6	2.8	3.0	10.7	3.2	3.3	$3.4	$3.7	13.6	4.1	5.5
EBITDA	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3	$23.9	$30.3

(1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership.
(2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility.
(3) Forecast provided in the IPO prospectus on Nov. 1, 2012.
(4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
(5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs.
Note: May not foot due to rounding.

29

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366